UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010 (December 8, 2010)

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant

On December 8, 2010, China Automotive Systems, Inc. (the “Registrant”), received a letter of resignation from Schwartz Levitsky Feldman LLP (“SLF”) resigning as the Registrant’s independent registered public accounting firm with effect from December 8, 2010.

The reports of SLF on the Registrant’s consolidated financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Registrant’s two most recent fiscal years ended December 31, 2009 and 2008, and the subsequent periods through the effective date of the resignation of SLF, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of SLF, would have caused it to make reference thereto in its reports on the Registrant’s consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Registrant’s fiscal years ended December 31, 2009 and 2008, and any subsequent interim period, including the interim period up to and including the effective date of resignation of SLF.

The Registrant provided SLF with a copy of the disclosure set forth in this report on Form 8-K, and requested that SLF furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements.  A copy of this letter will be separately filed with the SEC.

Upon the recommendation of the Audit Committee of the Board of Directors of the Registrant, and as ratified and approved by the Board of Directors of the Registrant on December 10, 2010, PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PwC”) was appointed, subject to the acceptance of the appointment by PwC as the Registrant’s independent registered public accounting firm. On December 10, 2010, PwC accepted the engagement as the Company's independent registered public accounting firm.

Item 8.01           Other Events

On December 13, 2010, the Registrant issued a press release announcing that PwC was engaged as its independent registered public accounting firm effective December 10, 2010.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

99.1	Press Release of China Automotive Systems, Inc., dated December 13, 2010

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: December 13, 2010	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman

3